CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of Genesis Realty Group, Inc. for the Period Ending June 30, 2005, I, Jeffrey Glick, Chief Executive Officer and Chief Financial Officer of Genesis Realty Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.     Such Quarterly Report on Form 10-QSB for the period ending June 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in such Quarterly Report on Form 10-QSB for the period ending June 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Genesis Realty Group, Inc.

Dated: August 15, 2005

GENESIS REALTY GROUP, INC.

By:	/s/ Jeffrey Glick

Chief Executive Officer and

Chief Financial Officer